SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2010

USA Therapy, Inc.

(Exact name of registrant as specified in Charter)

Nevada	001-34771	35-2298521
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Xiangdong Road, Shangsong Village Baoji City, Fufeng County Shaanxi Province, the People’s Republic of China 722205
(Address of Principal Executive Offices)

86-0917-5471054
(Issuer’s Telephone Number, Including Area Code

9500 W. Flamingo, Suite 205
Las Vegas, NV 89147
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A is being filed solely to file as Exhibit 99.1 the unaudited consolidated financial statements for the three and six months ended June 30, 2010 of Asia Packaging & Printing, Inc., the company whose business USA Therapy, Inc. acquired pursuant to a reverse acquisition on August 6, 2010.

Item 9.01.	Exhibits.

(a)	Exhibits

99.1	Consolidated Financial Statements of Asia Packaging & Printing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

USA THERAPY, INC.

Date: October 18, 2010	By:	/s/ Yongming Feng
Yongming Feng
Chief Executive Officer (Chief Principal Officer)